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                                                                       EXHIBIT I


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have read Item 4 of Form 8-K dated March 15, 2001, of Paracelsus Healthcare Corporation and are in agreement with the statements in the first and second paragraphs on page 1 therein. We have no basis to agree or disagree with the other statements of the registrant contained therein.

/s/ Ernst & Young LLP

Houston, Texas
March 16, 2001